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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of



                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): June 18, 2001
                              --------------------
                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   0-10824                  04-2297484

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)



                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)
                              --------------------



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                               PAGE 1 OF 4 PAGES.


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Item 5.   OTHER EVENTS

         On June 18, 2001, Genome Therapeutics Corp. issued a press release announcing that it has received milestone payments from Wyeth-Ayerst, the pharmaceutical division of American Home Products, for the completion of an advancement in a genomics-based alliance to develop novel therapeutics for the prevention and treatment of osteoporosis. Genome Therapeutics has received payments totaling $5,000,000 as a result of the completion of the milestones. The milestone revenues are expected to be recognized in the 4th Quarter of the Company's Fiscal Year ended August 31, 2001. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.









                                       -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENOME THERAPEUTICS CORP.

                                   By  /s/ Stephen Cohen
                                     ------------------------
                                        Name:  Stephen Cohen
                                        Title:  Chief Financial Officer

Date: June 18, 2001



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                                  EXHIBIT INDEX



99.1              Press Release dated June 18, 2001